UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                ________
                                FORM 8-K

                           CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report(Date of earliest event reported) May 17, 2001

                             LANDS' END, INC.
           (exact name of registrant as specified in its charter)



        DELAWARE                  1-9769               36-2512786
     (State or other            (Commission          (I.R.S. Employer
      jurisdiction              File Number           Identification
     of incorporation                                    Number)


       Lands' End Lane, Dodgeville, Wisconsin             53595
       (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number     608-935-9341
            including area code


















                     INFORMATION INCLUDED IN THIS REPORT


Item 5.  Other Events.

         Attached as Exhibit 99 to this report are excerpted slides from a Lands' End meeting with members of the financial community in New York, New York, on Thursday, May 17, 2001. An audio broadcast of the meeting was simulcast on the Internet and will be archived there one week.


















































SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, its duly authorized officer and chief financial officer.



                                    LANDS' END, INC.



May 17, 2001                By: /S/ DONALD R. HUGHES
                                    Donald R. Hughes
                                    Senior Vice President &
                                    Chief Financial Officer








































                                                     EXHIBIT 99


***Slide

              Lands' End Has Shown 15 Years of Solid Growth

                                     U.S. Merchandise Sales
               Fiscal Year               (in millions)

                  1985                     $   171.6
                  1986                         226.6
                  1987                         264.9
                  1988                         335.7
                  1989                         454.6
                  1990                         544.9
                  1991                         602.0
                  1992                         682.4
                  1993                         724.4
                  1994                         853.3
                  1995                         953.9
                  1996                         957.9
                  1997                       1,023.0
                  1998                       1,131.8
                  1999                       1,225.5
                  2000                       1,176.6
                  2001                       1,221.8

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***Slide

                       Vital Signs:
                      FY 99 to FY 01


                                         Change from
                                        FY 99 to FY 01

          Consolidated Inventory          -  $   31 M
          Total Risk Inventory            -  $   23 M
          # SKU's                         -      18 K
          % New Products                  +     18.8%
          Consolidated Peak Borrowing     -  $  184 M
          12 Month Buyers                 +     725 K
          Annual Issues (U.S.)            -      16
          Internet Merchandise Sales      +  $  157 M
          EPS                             +  $ 0.13



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***Slide

                          Vital Signs
                     Corporate Sales Growth
                        ($ in millions)

                                      Corporate Sales
               Fiscal Year           Merchandise Sales

                  1994                    $   8.8
                  1995                       17.9
                  1996                       29.2
                  1997                       48.4
                  1998                       78.3
                  1999                      114.7
                  2000                      145.9
                  2001                      173.1

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***Slide

                          Vital Signs
                        Internet Growth
                        ($ in millions)

                                          Internet
               Fiscal Year           Merchandise Sales

                  1997                    $   3.4
                  1998                       18.0
                  1999                       61.0
                  2000                      138.0
                  2001                      218.0

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***Slide

                            To Sum Up:
                    Our Five-Year Opportunities

1.  Grow the U.S. Consumer Business

    --  Extend our merchandise lines in defined, focused ways.
    -- Exploit new channels of marketing and customer service, enjoying greater efficiencies.
    --  Expand our universe of customers.

2.  Grow Corporate Sales and International

    -- Advance these businesses from their beach-head positions to true leadership positions.

3.  Grow Earnings at Least 3 Ways
    --  Leverage existing expense structure.
    -- Leverage existing capacity in Dodgeville and around the world. -- Extend and improve recent strong margin gains.

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***Slide

                  Two Major Growth Initiatives

1.   Extended Sizes
2.   Intimates

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***Slide

                 1.  Extended Sizes
            Extended Sizes Is a $15.5B Market

                                         Market Dollar
                      Year               Sales in billions

                      1996                    $  12.1
                      1997                       12.8
                      1998                       13.0
                      1999                       14.2
                      2000                       15.5

     Lands' End Strategic Steps

     --  Develop Specialty Catalog to maximize growth potential.
     --  Develop an additional 20% styles to support growth.
     --  Hire experienced talent to drive business.

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***Slide

                            2.  Intimates
               Women's Intimate Apparel Is a $8.2B Market

                                         Market Dollar
                      Year             Sales in billions

                      1996                  $   6.6
                      1997                      7.0
                      1998                      7.4
                      1999                      7.8
                      2000                      8.2


             Lands' End Strategic Steps

             --  Leverage our established fit position in Swim.
             --  Maximize trend in Sleepwear separates.
             --  Explore new ways to market our strong Intimates,
                   Sleepwear and Spa products.





------------------------------------------------------------------------

***Slide

                       Key Initiatives

-- Continued Sourcing Improvements
-- "Never Out" Key Items
-- Great-Go-Together Selling
-- Separate Gender Books
-- Introduction of Extended Sizes and Intimates

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***Slide

                          Lands' End Customer

From FY90 to FY01 our customer file has grown at a CAGR of 8.6%, from 10.9 million to 27 million households.

Our 12 month buyer file grew to 5.9 million in FY01, a 9.5% rise over FY00.

FY01 was the largest customer acquisition year in our history.  We acquired
1.3 million new buyers, a 17% increase over FY 00.

                       U.S. Consumer Business

           Fiscal     Pages Circulated     Number of Households
            Year        (in billions)         (in millions)

            1990            11.4                    10.9
            1995            20.1                    19.8
            2000            20.8                    25.9
            2001            24.5                    27.0

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***Slide

                        Operations/Facilities

Key statistics in FY 2001 for U.S. Consumer Business

24.5 Billion Catalog Pages Circulated
17.0 Million Orders Shipped
15.8 Million Sales/Service Contacts
70.0 Million Minutes of Customer Talk Time
 4.5 Million Embroidered Units
 1.9 Million Monogrammed Units

                  Distribution Center Square Footage

                      Fiscal Year      Square Footage

                         1990                717,000
                         1995              1,150,000
                         2000              1,736,000
                         2002              1,896,000

Significant capacity exists to meet future sales growth without facility expansion.


------------------------------------------------------------------------
***Slide

                       Leveraging the Internet

         Percentage of Internet Sales vs Merchandise Sales

                        1997                    .3%
                        1998                   1.4%
                        1999                   4.4%
                        2000                  10.5%
                        2001                  16.1%

Opportunity to decrease catalog page circulation and reduce minutes of customer talk time.

A huge opportunity exists to reduce selling, general and administrative expenses by shifting more customer interactions to the Internet.

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***Slide

                         Systems Development
                     For Emerging Strategic Goals

    1.  1993 - 1999  Industrial Strength
                     Enhanced functionality on core processes
                     Call Center Systems
                     Warehouse/Pick and ship

    2.  1999 - 2001  Internet Platform
                     Successfully integrated Internet with core processes Developed customer focused applications-
                     Personalization

    3.  2001 - 2004  Smart Systems
                     Superior Customer Relationship Management
                     Business Intelligence
                     Advanced Supply Chain Management

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***Slide

                      Introducing the Lands' End
                          Alumni Collection

An upcoming/new marketing opportunity that will focus on college graduates to supply sportswear embroidered with university logos. Sizable sales opportunity with nominal investment in infrastructure.






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***Slide

Fiscal year results
Lands' End, Inc. & Subsidiaries
(dollars in millions, except EPS)

                       Fiscal        Fiscal        Fiscal
                        2001          2000          1999

Total Revenue         $ 1,462.3     $1,416.9     $1,466.1
Pretax income              55.0         76.2         49.5
Net income                 34.7         48.0         31.2
Diluted EPS                1.14         1.56         1.01
Return on Equity             11 %         18 %         13 %

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***Slide

                        Recent Quarterly Performance
                         ($ in millions,except EPS)

                         Q4 01     vs PY       Q1 02      vs PY

        Revenue         $ 538.6    11.5 %     $ 311.1        8.8 %
        Gross Profit      235.4    13.8 %       131.9       10.2 %
        SG&A              181.9    12.8 %       121.4        2.5 %
        EPS             $  1.07    16.3 %     $  0.20     1900.0 %

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***Slide

                Merchandise Sales and Earnings Growth
                           ($ in millions)

             Fiscal Year      Merchandise Sales      Net Income

                1986              $    227             $ 11.3
                1991                   602               14.7
                1996                 1,032               30.6
                2001                 1,355               34.7





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***Slide

                 Financial Flexibility to Achieve Growth

                                           Balance Sheet
                                           As of 1/26/01
                   Item                   ($ in millions)

                   Cash                      $   75.4
                   Working Capital              142.8
                   Total Assets                 507.6
                   Total Debt                    16.9
                   Total Liabilities            193.4

              --  Strong Balance Sheet
              --  No long term debt
              --  Flexibility to pursue many strategic avenues

-------------------------------------------------------------------------

***Slide

                      Investment Highlights

-- Lands' End is a unique, highly admired, and trusted brand destined to be high growth, high performance company.
-- A wealth of promising merchandising ideas on the drawing board.
   US Consumer
   Business to Business
   International
   Internet
-- Financial flexibility and significant free cash strategic investments. -- The drive and talent of a seasoned management team.


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STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Statements in this document that are not historical, including, without limitation, statements regarding our plans, expectations, assumptions, and estimations for fiscal 2002, gross profit margin, and earnings, as well as anticipated sales trends and future development of our business strategy, are considered forward-looking and speak only as of today's date. As such, these statements are subject to a number of risks and uncertainties.
Future results may be materially different from those expressed or implied by these statements due to a number of factors. Currently, we believe that the principal factors that create uncertainty about our future results are the following: customer response to our merchandise offerings, circulation changes and other initiatives; the mix of our sales between full price and liquidation merchandise; overall consumer confidence and general economic conditions, both domestic and foreign; effects of shifting patterns of e-commerce versus catalog purchases; costs associated with printing and mailing catalogs and fulfilling orders; dependence on consumer seasonal buying patterns; fluctuations in foreign currency exchange rates; and changes that may have different effects on the various sectors in which we operate (e.g., rather than individual consumers, the Corporate Sales Division, included in the specialty segment, sells to numerous corporations, and certain of these sales are for their corporate promotional activities). Our future results could, of course, be affected by other factors as well. More information about these risks and uncertainties may be found in the company's 10-K filings with the S.E.C.

The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

WEBCAST ANNOUNCEMENT

There was a live, audio webcast of a meeting with company management and the financial community discussing future marketing and product initiatives on Thursday, May 17, 2001 at 8:30am eastern time. A playback will be available for one week at "videonewswire.com/LANDSEND/051701/".

This meeting and webcast consist of copyrighted material that may not be recorded, reproduced, retransmitted, rebroadcast, stored or forwarded without Lands' End's express written permission. The meeting was recorded by Lands' End, and participants in this meeting did so under the express condition that their participation constituted their consent to (i) the copyright terms set forth above, and (ii) having any comments or statements made appear in any transcript or broadcast of this meeting.

-                                  0 -

Contact:  Charlotte LaComb     608-935-4835